Exhibit 99.1
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                         RECEIVABLES PURCHASE AGREEMENT

     This Receivables Purchase Agreement (this "Agreement") is made and entered into as of November 29, 2005, by and between CONEXANT USA, LLC, a Delaware limited liability company ("Purchaser"), and CONEXANT SYSTEMS, INC., a Delaware corporation ("Seller").

                                 WITNESSETH:

     On the terms and subject to the conditions set forth herein, Seller has agreed to sell, and Purchaser has agreed to purchase, on a "true sale" basis, certain of Seller's Accounts Receivable.

                            ARTICLE I DEFINITIONS

     Section 1.1 Definitions. Unless otherwise defined herein, all terms with their initial letters capitalized shall have the meanings given such terms in that certain Credit and Security Agreement dated the date hereof (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and between Purchaser and Wachovia Bank, National Association (the "Lender").

     Section 1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Public Accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of Seller and its Subsidiaries.

     Section 1.3 References. Unless otherwise indicated, references in this Agreement to "articles," "exhibits," "schedules," "sections," and other subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

     Section 1.4 Terminology. The terms "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Unless the context otherwise clearly indicates, words used in the singular include the plural and words used in the plural include the singular. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Program Documents shall include any and all amendment or modifications thereto and any and all restatements, extensions or renewals thereof. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to "including" and "include" shall be understood to mean "including, without limitation." All references to the time of day shall mean the time of day on the day in question in Philadelphia, Pennsylvania, unless otherwise expressly provided in this Agreement. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue," be "continuing," or "in existence" until such Event of Default has been waived in writing by Lender or cured.


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Whenever the phrase "to the best of  Purchaser's  knowledge" or words of similar import relating to the knowledge or the awareness of any Purchaser are used herein, such phrase shall mean and refer to the actual knowledge of a Senior Officer of Purchaser. All references to "acceptable" or "satisfactory" shall, unless expressly provided otherwise, be deemed to mean "reasonably acceptable" or "reasonably satisfactory." All calculations of money values shall be in Dollars. To the extent that any party hereto shall have the right to consent to the taking of any action hereunder, such consent shall not be unreasonably withheld or delayed (unless otherwise specifically indicated).

            ARTICLE II PURCHASE AND SALE OF ACCOUNTS RECEIVABLE

     Section 2.1 Agreement to Sell and Purchase Certain Accounts Receivable. From time to time before the Purchase Termination Date but not during the continuation of any Default or Event of Default, Seller may on any Preparation Date offer to sell, and Purchaser may, in its discretion, purchase on the Settlement Date immediately following such Preparation Date, certain of Seller's Accounts Receivable which arose before such Preparation Date, subject to the terms and conditions set forth herein.

     Section 2.2 Offering Accounts Receivable for Sale. On or before each Preparation Date, Seller will notify Purchaser and Lender of those Accounts Receivable it desires to sell to Purchaser on the immediately following Settlement Date by delivering written notice to Purchaser, with a copy to Lender (each, a "Purchase Notice"), which Purchase Notice may be in the form of an executed Bill of Sale dated as of, and which will be effective as of, such Settlement Date. Such Purchase Notice shall specifically identify each of Seller's Accounts Receivable it desires to sell and shall include the date such Account Receivable arose, its Face Value, Uncollected Value, invoice number, the Account Debtor, its due date, and any Deductions (both with respect to such Account Receivable and the Account Debtor related thereto) granted prior to the date of such Purchase Notice (including, where applicable, the amount of any Earned Rebates), all determined as of such Preparation Date, as applicable; provided, however, that Seller will notify Purchaser in writing on such Settlement Date if there is any change in any of the foregoing information relating to any of the Accounts Receivable identified in such Purchase Notice.

     Section 2.3 Accepting Accounts Receivable. Purchaser, in its discretion, may purchase none, one or more, or all of Seller's Accounts Receivable listed on a Purchase Notice by notifying Seller, on such Preparation Date, of those it desires to purchase. Seller will not offer for sale, and Purchaser shall not agree to purchase, and shall not purchase, any Account Receivable if it does not, at the time of Purchaser's purchase thereof, constitute an Eligible Receivable in every respect, according to the definition of Eligible Receivable.

     Section 2.4 Purchase Transaction. On each Settlement Date, Seller, if selling any Accounts Receivable to Purchaser on such Settlement Date, will execute and deliver to Purchaser a bill of sale dated as of such Settlement
Date, which bill of sale will be substantially in the form of Exhibit A, attached hereto and made a part hereof (each, a "Bill of Sale"); provided that, if Seller delivered an executed Bill of Sale in accordance with Section 2.2, Seller need not execute and deliver a new Bill of Sale, but the Bill of Sale delivered in accordance with Section 2.2 shall become effective on such Settlement Date.


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In any event, Purchaser will deliver, or cause to be delivered, a copy of such
Bill of Sale to Lender on such Settlement Date. Such Bill of Sale will list only those of Seller's Accounts Receivable which Purchaser may, and has elected to, purchase in accordance with Section 2.3. The sale of the Accounts Receivable identified on a Bill of Sale shall not be deemed consummated until Lender shall have received a copy of such Bill of Sale, fully executed by Seller.

     Section 2.5 Payment of Purchase Price; Application of Deductions.

     (a) The Purchase Price for any Account Receivable purchased from Seller by Purchaser on any Settlement Date shall be paid on such Settlement Date in cash to the extent of the Cash Price of such Account Receivable and by an accrual on the Subordinated Note in an amount equal to the Deferred Price of such Account Receivable. The parties acknowledge and agree that the aggregate amount of any Deductions relating to any Purchased Receivable (to the extent such Deductions
(a) were not otherwise taken into account in determining the Uncollected Value of such Purchased Receivable at the time of its initial purchase hereunder and
(b) have not otherwise been accounted for under this Section 2.5) shall be accounted for by deducting the aggregate amount of such Deductions dollar-for-dollar from the Uncollected Value of all Accounts Receivable being purchased on the Settlement Date following the Preparation Date on which such Deductions were reported, and the Purchase Price for all such Accounts Receivable being so purchased shall be based on such reduced amount; provided, however, that, to the extent the amount of such Deductions exceeds the Uncollected Value of the Accounts Receivable being purchased on such Settlement Date, such excess Deductions shall, subject to the satisfaction of all other applicable terms and conditions of the Program Documents, be carried forward to the next succeeding Settlement Date, and so on until accounted for hereunder.

     (b) In addition to the preceding subclause (a), the provisions of this subclause (b) apply, without duplication, with respect to Deductions in the form of Earned Rebates:

     (i) Seller and Purchaser acknowledge and agree that:

         (A) Seller has established certain incentive programs with certain Account Debtors and such incentive programs from time to time allow each such Account Debtor to accrue Earned Rebates;

         (B) as to Purchaser, these Earned Rebates constitute Deductions, although neither Seller nor Purchaser knows with any certainty when or against which of the Accounts Receivable such Earned Rebates will be applied by the related Account Debtor; and

         (C) all Earned Rebates will be taken into account (on a dollar-for-dollar basis) as Deductions in determining the Purchase Price to be paid by Purchaser with respect to the Purchaser's purchase of Accounts Receivable as further provided in Section 2.5(a), above.

     (ii) Because of the Purchase Price adjustment described above (i.e., the taking into account of all Earned Rebates) and the uncertainty over when or against which of the Accounts Receivable such Earned Rebates will be applied by the related Account Debtor, Purchaser may receive payment from Account Debtors greater than that contemplated by the Purchase Price paid for Accounts Receivable, and Purchaser shall be entitled to maintain in the Purchaser's Account and otherwise account for such excess payment as cash collateral against the future application of Earned Rebates by Account Debtors, subject to the following:


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         (A) if an Account  Debtor  applies all or any portion of its Earned
         Rebates to a Purchased Receivable, Purchaser shall pay to itself an equivalent portion of such cash collateral in accordance with the following subclause (iii) to compensate it for such Earned Rebate;

         (B) if an Account Debtor applies all or any portion of its Earned Rebate to an Account Receivable which was not sold to Purchaser, then Purchaser shall, on request of Seller, pay over to Seller in accordance with the following subclause (iii) all or such portion of such cash collateral equal to the amount of such Earned Rebate actually applied by such Account Debtor; and

         (C) if Purchaser does not own any Purchased Receivables payable by an Account Debtor for whom Purchaser holds cash collateral, then, on request of Seller, Purchaser will pay such cash collateral attributable to such Account Debtor over to Seller in accordance with the following subclause (iii).

     (iii) Application or disposition of cash collateral pursuant to the immediately preceding subclause (ii) shall be made on the Settlement Date immediately following the Preparation Date on which application or disposition is accounted for. Purchaser shall have no obligation to apply any cash collateral in favor of Seller to the extent doing so would cause the aggregate amount of such cash collateral to be less than the amount of Earned Rebates existing, without duplication, with respect to all Purchased Receivables and all Account Debtors relating to the Purchased Receivables. Any application of cash collateral in favor of Seller may be made and accounted for by an accrual on the Subordinated Note.

     Section 2.6 True Sale of Purchased Receivables. The sale of each Account Receivable will constitute a "true sale" of all of Seller's right, title and interest in and to such Account Receivable and its Related Rights and Property, and Purchaser shall take title to such Account Receivable and its Related Rights and Property without recourse to Seller except in the event such Account Receivable becomes a Designated Receivable.

     Section 2.7 Repurchase of Designated Receivables.

     (a) If a Purchased Receivable becomes a Designated Receivable:

         (i) The party which makes the determination that such Purchased Receivable has become a Designated Receivable will promptly notify the other party and Lender (which notice may be telephonic) and
         specifically   identify  such Designated Receivable and the event or
         condition which has caused it to become a Designated Receivable;


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


         (ii) On the next occurring Settlement Date (or the second following Settlement Date, if such Designated Receivable arises after the Preparation Date for the next occurring Settlement Date), Seller will repurchase such Designated Receivable, without recourse, with the Settlement Price therefor being paid pursuant to the following, in the following order, as applicable:

              (A) by a credit from Seller to Purchaser in an amount equal to the Settlement Price for such Designated Receivable, which credit Purchaser shall apply to the purchase of new Eligible Receivables on such Settlement Date, provided, however, that, to the extent the amount of such new Eligible Receivables to be purchased on such Settlement Date are insufficient to cause the full expenditure of such credit as the Purchase Price therefor (with such credit being applied first, before the application of any other cash, to the purchase of new Eligible Receivables), then the excess Settlement Price shall be paid pursuant to subclause (B), below; and

              (B) at Seller's option, by (it being agreed that if Seller fails to exercise such option within the time limits set forth in subclause (1)(x), below, it shall be conclusively deemed to have elected subclause (2), below):

                  (1) a reduction in the  principal  amount of the  Subordinated
                  Note in the amount of the excess of the Settlement Price, provided, however, if Seller elects the option in this subclause (1), (x) it must first notify Lender in writing of such election on or before the next occurring Preparation Date after the applicable Purchased Receivable became a
                  Designated   Receivable  and, thereafter,  cooperate with
                  Lender in ensuring the Settlement Report is properly documented to reflect such reduction in the principal amount of the Subordinated Note and (y) to the extent the principal amount of the Subordinated Note is less than the amount of the excess of the Settlement Price, then an amount equal to the amount by which the excess of the Settlement Price exceeds the principal amount of the Subordinated Note shall be paid by pursuant to subclause (2) below; or

                  (2) Seller in cash by wire transfer to Purchaser on such Settlement Date; and

         (iii) If requested by Seller, Purchaser will, on such Settlement Date, execute and deliver a bill of sale for such Designated Receivable in form substantially similar to a Bill of Sale.


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     (b) Any  Policy  claim  which  may  have  been  submitted  on a  Designated
Receivable shall be withdrawn immediately after such Designated Receivable is identified as such, and Seller, after repurchasing such Designated Receivable, shall not make any claim under the Policy for payment of the Designated Receivable.

     Section 2.8 Power of Attorney; Limited License. Effective upon the Closing Date and thereafter, Seller hereby irrevocably names, constitutes, and appoints Purchaser and Purchaser's officers, agents, employees and representatives its duly authorized attorney and agent with full power and authority to endorse in Seller's name any checks or other instruments relating to (a) the Purchased Receivables purchased from Seller, including, without limitation, any Designated Receivable until such Designated Receivable is repurchased by Seller and (b) the Unsold Receivables. Seller grants Purchaser a license to use any of its tradenames, trademarks, or service marks for the limited purposes of billing, collecting, settling, compromising, or otherwise disposing of any Purchased Receivable purchased from Seller and its Related Rights and Property; provided, however, that Purchaser shall have no right to exploit such license in its own right but rather shall be entitled only to assign such limited license to any other person or entity which then or thereafter has any interest in and to such Purchased Receivable or any applicable Related Rights and Property and to Servicer for purposes of Servicer's performing its duties under the Servicing Agreement.

     Section 2.9 Servicing of Accounts Receivable.

     (a) On and after each Settlement Date, Purchaser shall have the sole right to receive all collections with respect to all Purchased Receivables it purchased on such Settlement Date. The foregoing notwithstanding, Purchaser and Seller agree to engage Seller's services as initial Servicer for all the Purchased Receivables pursuant to the terms set forth in the Servicing Agreement. Seller agrees to notify all Account Debtors of its respective Purchased Receivables to tender all payments on such Purchased Receivables to the Lockbox and to cooperate fully with the Servicer in all respects regarding the servicing of the Purchased Receivables. Collections received in the Lockbox shall be deposited in the Purchaser's Account on each Business Day or at such other frequency as set forth in the agreements relating to the establishment and administration of the Lockbox. All collections on an Account Receivable received by a Person who is not the Obligee of such Account Receivable shall be held in trust for the Obligee and, in the case of a Purchased Receivable, promptly deposited into Purchaser's Account or delivered to Servicer with proper endorsement for deposit by Servicer into the Purchaser's Account.

     (b) Purchaser and Seller acknowledge that certain, but not necessarily all, of the Accounts Receivable from time to time owing by a given Account Debtor may be sold to Purchaser and that each such Account Debtor may experience confusion at a given time over to whom it should make payment on such Accounts Receivable. To mitigate this risk of confusion and the associated delay in collecting such Accounts Receivable (both Purchased Receivables and Unsold Receivables), Purchaser and Seller agree that, with respect to those Account Debtors who have been pre-approved by the Underwriter and whose Accounts Receivable are nominally eligible for purchase by Purchaser, the Seller may direct such Account Debtors to make payment on Unsold Receivables to the Lockbox.


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Any items of payment or other  collections on Unsold  Receivables  received into the Lockbox will be endorsed over to Purchaser and deposited in the Purchaser's Account and, on each Settlement Date, such items of payment and collections will be paid over to Seller, in full, in accordance with Seller's lawful instructions provided from time to time to Purchaser, Servicer, and Lender, to the extent such items of payment and other collections (i) have been reasonably identified as payment on an Unsold Receivable and (ii) have cleared the customary bank collection process for payments of like kind. Purchaser will direct Servicer to notify Purchaser, Seller, and Lender of any items of payment or other collections received in the Lockbox which are not identifiable as to any given Account Receivable, and Purchaser and Seller agree to cooperate in identifying the Person to whom such items of payment or other collections should be paid. If requested by Purchaser, Lender, or Servicer, Seller agrees from time to time to provide any of them with a listing of all Unsold Receivables with respect to which Seller has directed the Account Debtor thereof to make payment to the Lockbox. Seller agrees that the power of attorney granted to Purchaser under Section 2.8, above, shall apply with equal force to Unsold Receivables; provided, however, that none of Purchaser, Servicer, or Lender shall be under any obligation whatsoever to enforce payment of any Unsold Receivable and that none of Purchaser, Servicer, or Lender will have any duty or obligation with respect to any Unsold Receivable other than as expressly set forth in this
Section 2.9. In the event any item of payment received with respect to an Unsold Receivable is paid over to Seller and, thereafter, such item is returned unpaid or uncollected, or the depository institution which made the funds available to Seller for such item of payment is by law forced to disgorge the amount thereof to any Person other than Seller, then such depository institution may offset against Purchaser's funds in the Purchaser's Account, and Seller shall promptly reimburse Purchaser in an amount equal thereto upon Seller's receipt of reasonably satisfactory evidence thereof.

     Section 2.10 Recharacterization. The parties hereto intend that Purchaser's purchase of the Purchased Receivables shall constitute an absolute sale, conveying good title, free and clear of any Liens other than Permitted Encumbrances. It is the intention of the parties that the initial funding of the Minimum Balance constitutes a contribution of capital to Purchaser, and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby and by the other Program Documents constitute a loan and not a contribution of capital or purchase and sale, then (a) Purchaser shall cease purchasing any additional Accounts Receivable, (b) this Agreement shall constitute a security agreement under applicable law, and (c) Seller does hereby grant Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Purchased Receivables and their Related Rights and Property to secure the obligations of Seller hereunder.

     Section 2.11 Related Rights and Property. In all cases hereunder where an Account Receivable is sold or conveyed to a Person who then becomes the Obligee of such Account Receivable, the sale or conveyance of such Account Receivable shall be deemed to include the sale and conveyance of all of the Related Rights and Property relating to such Account Receivable.

                            ARTICLE III THE CLOSING

     Section 3.1 The Closing. The closing of the transactions set forth herein shall occur on the Closing Date, contemporaneously with the closing of the Credit Agreement. In any event, this Agreement will not be effective until the Effective Date. Facsimile signatures of the parties hereto shall be sufficient to close this Agreement; provided that Seller and Purchaser agree to deliver fully executed, original counterparts of this Agreement and the other Program Documents to Lender's counsel for receipt by Lender's counsel no later than two Business Days following the Closing Date.


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                     ARTICLE IV REPRESENTATIONS AND WARRANTIES

     Section 4.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows (each of which representations and warranties shall be deemed to have been restated upon the delivery of each Bill of Sale to Purchaser):

     (a) Organization; Location. Seller is a corporation validly existing and in good standing under the laws of the state of its formation or organization and is authorized under such laws to conduct its business as currently conducted and to own its assets (including but not limited to its Accounts Receivable) as currently owned. The location of Seller's chief executive office and all of its Books and Records relating to its Accounts Receivable, the state of incorporation of the Seller, the Seller's federal tax identification number, and the Seller's organizational identification number are identified in that certain Collateral Disclosure Certificate delivered by Seller as of even date herewith (the "Collateral Disclosure Certificate").

     (b) Capacity; Authority; Validity. Seller has all necessary corporate power and authority to enter into this Agreement and to perform all of the obligations to be performed by it under this Agreement. This Agreement and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

     (c)  Conflict;  Defaults.  Neither  the  execution  and  delivery  of  this
Agreement by Seller, nor the consummation of the transactions contemplated hereby and thereby will (i) conflict with, result in the breach of, constitute a default under, or accelerate the performance required by, the terms of any law, regulation, judgment, order, writ, decree, permit, license, agreement, contract, instrument, or commitment to which Seller is a party or by which Seller or its assets are bound, where such conflict, breach, default or acceleration could reasonably be expected to have a material adverse effect on the Seller and its Subsidiaries (taken as a whole), the consummation of the transactions contemplated herein, the enforceability of the Program Documents to which Seller is a party, or the perfection and priority of the Purchaser's (or Lender's, as assignee of Purchaser) security interest in and to the Purchased Receivables and the Related Rights and Property, (ii) violate Seller's articles of incorporation, bylaws, or other constitutional or charter documents, as the case may be, or (iii) require any consent, approval, authorization or filing (which, in each case, has not already been obtained or made) under any law, regulation, judgment, order, writ, decree, permit, license, agreement, contract, instrument, or commitment to which Seller is a party or by which Seller or any of its assets are bound, where the failure to obtain such consent, approval, authorization or filing could reasonably be expected to have a material adverse effect on the Seller and its Subsidiaries (taken as a whole), the consummation of the transactions contemplated herein, the enforceability of the Program Documents to which Seller is a party, or the perfection and priority of the Purchaser's (or Lender's, as assignee of Purchaser) security interest in and to the Purchased Receivables and the Related Rights and Property.

Seller is not subject to any agreement with any regulatory authority which would prevent the consummation by Seller of the transactions contemplated by this Agreement. Seller is not in default under, and no event has occurred which with the lapse of time or action by a third party could result in a default under, the terms of any judgment, order, writ, decree, permit or license of any Governmental Body, whether at law or in equity, which could reasonably be expected to have a material adverse effect on the Seller and its Subsidiaries (taken as a whole), the consummation of the transactions contemplated herein, the enforceability of the Program Documents to which Seller is a party, or the perfection and priority of the Purchaser's (or Lender's, as assignee of Purchaser) security interest in and to the Purchased Receivables and the Related Rights and Property.

     (d) Title to Purchased Receivables. Seller has good and marketable title to its Accounts Receivable as the same arise, free and clear of any Lien except for Permitted Encumbrances. Execution and delivery of this Agreement and each Bill of Sale by the parties thereto (i) will vest in Purchaser good and marketable title to all the Accounts Receivable set forth from time to time in such Bills of Sale, free and clear of any Lien, other than Permitted Encumbrances, and (ii) constitute a valid, binding and enforceable sale and assignment of Seller's interest in the Purchased Receivables set forth on such Bills of Sale.

     (e)  Litigation.  There  is  no  claim,  or  any  litigation,   proceeding,
arbitration, investigation, or controversy pending or, to the Seller's best knowledge, threatened against or affecting Seller, which could reasonably be expected to have a material adverse effect on (i) the Purchased Receivables or
(ii) the ability of Seller to consummate the transactions contemplated hereby.

     (f) Finders or Brokers. Seller has not agreed to pay any fee or commission to any agent, broker, finder, or other person retained by it, for or on account of services rendered as a broker or finder in connection with this Agreement or the transactions contemplated hereby which would give rise to any valid claim against Purchaser for the payment of any such fee or commission.

     (g) Effect of Law on Closing. There is no foreign, federal, or state statute, rule or regulation, or order or rule of any Governmental Body which would prevent Seller from selling its Accounts Receivable to Purchaser as contemplated by this Agreement or which would prevent Seller from performing its obligation under this Agreement, the Servicing Agreement, or any other Program Document.

     (h) [Intentionally Omitted.]

     (i) [Intentionally Omitted.]

     (j) Nature of Purchased Receivables. Each Purchased Receivable constitutes an "account," "chattel paper," or "general intangible," as such terms are defined in the UCC.

     (k) Purchased Receivables.

         (i) Subject to the following subclause (iii), each Account Receivable purchased by Purchaser pursuant to a Bill of Sale constituted an Eligible Receivable in every respect (according to the definition of Eligible Receivable) at the time it was so purchased.

         (ii) Subject to the following subclause (iii), each Account Receivable purchased by Purchaser pursuant to a Bill of Sale satisfies, as of each Settlement Date, each criterion in the definition of "Eligible Receivable" other than those criteria set forth in clauses (d), (g), (h), and (i) of the definition of "Eligible Receivable."

         (iii) The preceding subclauses (i) and (ii) are subject to the following:

              (A) the representation and warranty set forth in the preceding subclause (ii) shall not apply with respect to any such Account Receivable which has become a Discharged Receivable;

              (B) with respect to any such Account Receivable which has become a Designated Receivable, the sole remedy available to Purchaser for any breach of the representations and warranties set forth in the preceding subclauses (i) and (ii) (absent intentional misconduct, fraud, or illegality on Seller's part)shall be the provisions regarding the repurchase thereof pursuant to Section 2.7; and

              (C) with respect to any such Account Receivable which has become subject to a Deduction not otherwise disclosed when such Account Receivable was purchased, the sole remedy available to Purchaser for any breach of the representations and warranties set forth
              in  the  preceding   subclauses  (i)  and  (ii)  (absent
              intentional  misconduct,  fraud,  or illegality  on Seller's part) shall be the provisions regarding the application of Deductions pursuant to Section 2.5.

     (l) No Misrepresentation. All information heretofore furnished by Seller or any of its Affiliates to Purchaser (or to the Lender, as Purchaser's assignee) for purposes of or in connection with this Agreement, any of the other Program Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Seller or any of its Affiliates to Purchaser (or to the Lender, as Purchaser's assignee) will be, true and accurate in all material respects on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (m) No Default. Seller is not in default under or with respect to any agreement, instrument, or undertaking to which it is a party or by which it or any of its property is bound which could reasonably be expected to have or cause a material adverse effect on Seller and its Subsidiaries taken as a whole.

     (n) Perfection. This Agreement, each applicable Bill of Sale, and the due filing of the financing statements contemplated herein, together, are effective to transfer to Purchaser (and Purchaser shall acquire from Seller) legal and equitable title to, with the right to sell and encumber, each such Purchased Receivable existing and hereafter arising, together with the Related Rights and Property with respect thereto, free and clear of any Liens, except Permitted Encumbrances. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Purchaser's ownership interest in the Purchased Receivables and the Related Rights and Property.

     (o)  Not a  Holding  Company  or an  Investment  Company.  Seller  is not a
"holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     Section 4.2 Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows (each of which representations and warranties shall be deemed to have been restated upon the delivery of each Bill of Sale to Purchaser):

     (a) Organization. Purchaser is a limited liability company, validly existing and in good standing under the laws of the State of Delaware.

     (b) Capacity; Authority; Validity. Purchaser has all necessary limited liability company power and authority to enter into this Agreement and to perform all of the obligations to be performed by it under this Agreement. This Agreement and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary limited liability company action of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

     (c) Conflicts; Defaults. The execution and delivery of this Agreement by Purchaser and the consummation of the transactions contemplated hereby or thereby by Purchaser will not (i) conflict with, result in the breach of, constitute a default under or accelerate the performance required by, the terms of any law, regulation, judgment, order, writ, decree, permit, license, agreement, contract, instrument, or commitment to which Purchaser is a party or by which Purchaser or its assets are bound, (ii) violate the certificate of formation or operating agreement of Purchaser, or (iii) require any consent, approval, authorization or filing (which, in each case, has not already been obtained or made) under any law, regulation, judgment, order, writ, decree, permit, license, agreement, contract, instrument, or commitment to which Purchaser is a party or by which Purchaser or its assets are bound. Purchaser is not subject to any agreement or understanding with any Governmental Body which would prevent the consummation by Purchaser of the transactions contemplated by this Agreement.

     (d) Effect of Law on Closing. There is no foreign, federal, or state statute, rule or regulation, or order or rule of any Governmental Body which would prevent Purchaser from purchasing Accounts Receivable as contemplated herein.

                           ARTICLE V CERTAIN COVENANTS

     Section 5.1 Mutual Covenants and Agreements. Subject to the terms and conditions herein provided, each party to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, appropriate or desirable hereunder and under applicable laws and regulations to consummate, make effective, and carry out the purposes of, the transactions contemplated by this Agreement. Each party to this Agreement will use its commercially reasonable efforts to obtain consents of all third parties and Governmental Bodies necessary for the consummation of the transactions contemplated by this Agreement.

     Section 5.2 Certain Covenants of Seller. Seller hereby agrees with Purchaser as follows:

     (a) Financing Statements; UCC Matters. Seller authorizes Purchaser to prepare and file (at Seller's cost) Financing Statements in any jurisdictions where Purchaser deems such filings to be reasonably necessary to give notice of Purchaser's interest in and to the Purchased Receivables, and, if requested by Purchaser, Seller will promptly execute such Financing Statements and return them to Purchaser or its designee for filing. Seller will not change its name, identity, state of incorporation or corporate structure (within the meaning of Section 9-507(c) of the UCC) or relocate its chief executive office or any office where its Books and Records are kept unless it shall have (i) given Purchaser (and the Lender, as Purchaser's assignee) at least thirty (30) days' prior written notice thereof and (ii) delivered to Purchaser (and the Lender, as Purchaser's assignee) all financing statements, instruments and other documents reasonably requested by Purchaser (or the Lender, as Purchaser's assignee) in connection with such change or relocation.

     (b) Access. Seller shall (i) so long as there is then no Event of Default in existence, during Seller's regular business hours and with reasonable prior notice, not more than two (2) times per Fiscal Year, and during the existence of an Event of Default, at any time without prior notice, permit Purchaser, Lender, and Underwriter, and their respective authorized representatives, full access to its Books and Records as they relate to the Purchased Receivables and (ii) furnish Purchaser and, upon request, Lender and Underwriter with true, accurate and complete copies of the Underlying Contracts and other such records and all other information in its possession with respect to the Purchased Receivables as Purchaser, Lender, or Underwriter may request. Seller shall cause its personnel and its agents to provide Purchaser, Lender, and Underwriter, and their respective authorized representatives, assistance in each of their investigation of the matters set forth in clauses (i) and (ii) of the preceding sentence, all for purposes of monitoring compliance with this Agreement and the other Program Documents. No Person shall be granted such access or furnished with such materials unless such Person is bound (directly or indirectly) by the terms of
Section 8.5 or by an effective confidentiality agreement containing terms substantively similar to the terms set forth in Section 8.5, with such conforming changes as are necessary to reflect the agreement of Seller and such Person; provided, however, that such Person and Seller may, but neither shall be obligated to, agree on different terms respecting such confidential treatment.

     (c) Further Assurances and Assistance. On or after the Closing Date, Seller shall give such further assurances to Purchaser, execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as may be reasonably necessary or appropriate to fully and effectively carry out the transactions contemplated hereby, including, without limitation, any additional Financing Statements. As reasonably requested by Purchaser, Lender, or Underwriter, Seller will provide reasonable assistance to Purchaser, Lender, and Underwriter, and their respective authorized representatives in obtaining access to information to assist Purchaser in financing and insuring the Purchased Receivables (or any portion thereof) as any of them may reasonably request, including, without limitation, access to reports currently prepared by Seller in the ordinary course of business in accordance with the Policies and Procedures, the Settlement Reports and other reports required of Purchaser by Lender under the Credit Agreement or Underwriter under the Policy, and any additional reports that Seller is obligated to provide under the Servicing Agreement. Seller shall (i) comply with all requirements under the Policy which are applicable to it in its capacity as Seller or originator of the Purchased Receivables and (ii) respond completely and accurately to all questionnaires, polls, surveys, or audits of its Policies and Procedures, Standard Terms, Books and Records, the Purchased Receivables and their Related Rights and Property, and other items delivered to or required of Seller by Lender or Underwriter. Except as otherwise provided in this Agreement, Seller shall take no action after the Closing Date which would be inconsistent with the effective transfer by Seller to Purchaser hereunder of Seller's entire right, title and interest in and to the Purchased Receivables and their Related Rights and Property or which would demean or diminish Purchaser's rights under the Policy.

     (d) Changes to Policies and Procedures; Standard Terms; Underlying Contracts. Seller agrees that it will not, without the prior written consent of Purchaser, Lender, and Underwriter, (i) change any of its Policies and Procedures in any material respect or in any way which cause the Policy to become ineffective in whole or in part or (ii) change, alter, amend, or otherwise modify (A) the Standard Terms applicable to a given Account Debtor, to the extent such Standard Terms have been approved by the Underwriter, except to the extent otherwise permitted by the Policy, or (B) the terms and conditions of any Underlying Contract, to the extent such Underlying Contract relates to any Purchased Receivable, other than, in each of the foregoing cases, the granting of Deductions as permitted by the Program Documents.

     (e) Granting Deductions. Seller agrees that it will not grant or consent to any Deductions to the Purchased Receivables without promptly notifying Purchaser thereof in writing, no later than the Settlement Date next occurring after the granting of such Deduction; provided, however, that with respect to Deductions in the form of Earned Rebates, Seller may grant such Earned Rebates in accordance with the terms of the incentive programs established by Seller, so long as Seller notifies Purchaser of such Earned Rebates in writing (which requirement may be satisfied by including the same on the relevant IRPF Receivables Report) no later than the Settlement Date next occurring after such rebates become Earned Rebates.

     (f) Reasonable Assistance. Seller agrees that it will provide reasonable assistance to Purchaser in recovering, repossessing, reclaiming, or procuring the return of any goods represented by a Purchased Receivable and that it will set aside, mark with Purchaser's name, and hold such goods for Purchaser's account. Seller will promptly notify Purchaser of any such goods. Seller agrees to allow such goods to be stored without cost in a reasonably safe and secure location on Seller's property and grants Purchaser, Lender, and Underwriter, and their respective authorized representatives, the right to enter upon its premises (i) in accordance with Section 5.2(b) and (ii) during the existence of any Event of Default at any time and without notice to inspect or remove such goods.

     (g) Treatment of Transactions. Seller will maintain its records and books of account in a manner that clearly reflects the true sale of all Purchased Receivables sold to Purchaser hereunder and shall not prepare any financial statements for accounting or financial reporting purposes which would account for the transfer of such Purchased Receivables in any manner other than as a true sale.

     (h) Lender's Reliance. Seller acknowledges that the Lender is entering into the transactions contemplated by the Program Documents in reliance upon
Purchaser's identity as a legal entity that is separate from Seller and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps including, without limitation, all steps that Purchaser (or the Lender, as Purchaser's assignee) may from time to time reasonably request to maintain Purchaser's identity as a separate legal entity and to make it manifest to third parties that Purchaser is an entity with assets and liabilities distinct from those of Seller and any Affiliates thereof and not just a division of Seller. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller (i) will not hold itself out to third parties as liable for the debts of Purchaser nor purport to own any Purchased Receivables and other assets acquired by Purchaser from Seller, (ii) will take all other actions necessary on its part to ensure that Purchaser is at all times in compliance with the covenants set forth in Section 5.10 of the Credit Agreement, and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Seller and Purchaser on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations ss.ss.1.1502-33(d) and 1.1552-1, as applicable.

     (i) Taxes. Seller will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books, unless the failure to make any such payment could reasonably be expected to have a material adverse effect on the Seller and its Subsidiaries (taken as a whole), the consummation of the transactions contemplated herein, the enforceability of the Program Documents to which Seller is a party, or the perfection and priority of the Purchaser's (or Lender's, as assignee of Purchaser) security interest in and to the Purchased Receivables and the Related Rights and Property.

     (j) Change in Payment Instructions to Obligors. Except as set forth in the Program Documents, Seller will not make any change in the instructions to Account Debtors regarding payments to be made to the Lockbox.

     (k) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Lien upon (including, without limitation, the filing of any financing statement) or with respect to, any Purchased Receivable or Related Rights or Property, or upon or with respect to any Underlying Contract under which any Purchased Receivable arises (to the extent of such Purchased Receivable), or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Purchaser provided for herein), and Seller will defend the right, title and interest of Purchaser (and the Lender, as Purchaser's assignee) in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller.

     (l) Use of Proceeds. Seller will not use any of the proceeds of any sale of Accounts Receivables hereunder for a purpose that violates, or would be inconsistent with, Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.

                         ARTICLE VI CONDITIONS OF CLOSING

     Section 6.1 Conditions Precedent. The parties' respective obligations to consummate and perform the transactions contemplated by this Agreement are subject to the satisfaction or waiver of each of the conditions precedent that
(i) each of the representations and warranties of each of the parties hereto shall be true and correct on the Closing Date, (ii) each of the conditions precedent set forth in the Credit Agreement shall have been satisfied or waived by Lender, and (iii) the Seller shall have delivered the Collateral Disclosure Certificate in form and substance satisfactory to the Purchaser.

                    ARTICLE VII INDEMNIFICATION AND RELATED TERMS

     Section 7.1 Seller's Indemnification Obligations. Seller shall be liable to and shall indemnify, defend and hold Purchaser, Lender, and Underwriter, and their respective officers, directors, employees, subcontractors, and permitted assigns, harmless from and against any and all Losses arising from or relating to (i) Seller's breach of any representation, warranty or covenant expressly made by Seller hereunder or under any other Program Document or (ii) Seller's failure to perform its obligations hereunder; provided, however, that (x) Seller shall not be required to indemnify any of the aforementioned indemnitees (each, and "Indemnitee") for Losses arising from such Indemnitee's own gross negligence or willful misconduct and (y) nothing in this Article VII shall be deemed to provide indemnification to Purchaser from Seller, or recourse by Purchaser to Seller, for credit losses due to defaulted or otherwise uncollectable Accounts Receivable.

     Section 7.2 Survival of Indemnification Obligations.Seller's indemnification of Purchaser, Lender, and Underwriter shall survive Closing and the Program Termination Date.

                              ARTICLE VIII MISCELLANEOUS

     Section 8.1 Survival of Representations and Warranties. The representations and warranties of each party contained in this Agreement or in any certificates or other instruments delivered pursuant to this Agreement will survive Closing and the Program Termination Date.

     Section 8.2 Notices. All notices and other communications by Purchaser, Seller, or Lender hereunder shall be in writing to the other parties (and to Lender) and shall be deemed to have been duly given when delivered in person or to an overnight courier service, receipt requested, or sent via telecopy transmission, receipt requested or when posted by the United States registered or certified mail, with postage prepaid, addressed as follows:

         To Seller:
         Conexant Systems, Inc.
         4000 MacArthur Boulevard
         Newport Beach, CA 92660
         Attn: Solomon Tedla, Executive Director, Finance, WorldWide Sales Controller
         Fax:  949-483-9570
         Confirmation:  949-483-3046

         To Purchaser:
         Conexant USA, LLC
         4000 MacArthur Boulevard
         Newport Beach, CA 92660
         Attn:    Kerry K. Petry, Vice President and Treasurer
         Fax:  949-483-9493
         Confirmation:  949-483-5249

         In any case, with copy to:

         Wachovia Bank, National Association
         901 E. Byrd Street
         6th Floor, WS2035
         Richmond, Virginia 23219
         Attn:  Brian J. Fulk, Structured Trade Finance
         Fax:  804-868-1477
         Confirmation:  804-868-1463

or to such other addresses as a party or Lender may from time to time designate by notice as provided herein (or which Lender may provide to the parties), except that notices of change of address shall be effective only upon actual receipt.

     Section 8.3 Assignment.

     (a) The rights of any party under this Agreement shall not be assigned or transferred by any party without the prior written approval of the other party hereto and Lender; provided, however, that the parties hereto acknowledge and agree that:

         (i) Purchaser intends (A) to finance, in part, its purchase of the Purchased Receivables through extensions of credit from Lender and
         (B) to insure the collection of such Purchased Receivables under the Policy;

         (ii) that Purchaser may assign its rights under this Agreement, each other Program Document, and the Purchased Receivables to Lender in connection with such financing; and

         (iii) to the extent a Purchased Receivable is paid under the Policy, Purchaser may, with respect to such Purchased Receivable, assign its rights under this Agreement, each other Program Document, and such Purchased Receivable to Underwriter, to the extent such rights affect, or are related to, such Purchased Receivable;

     (b) During the continuation of any Event of Default, Seller agrees that Lender shall have all the rights (but none of the obligations) of Purchaser hereunder, to the same extent as Purchaser, and that Seller shall continue to be bound by the terms of this Agreement as against Lender and Underwriter until the Program Termination Date.

     (c) Seller agrees that Lender and Underwriter are third-party beneficiaries to this Agreement (in each case, to the extent described in this Section 8.3) and shall be entitled to and have standing to enforce the rights of Purchaser hereunder (in each case, to the extent described in this Section 8.3). Any attempt by any party to assign or transfer this Agreement contrary to the terms and conditions of this section shall be null and void.

     Section 8.4 Entire Agreement, Limited Third Party Beneficiaries. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement by the parties and supersedes any other agreement, whether written or oral, that may have been made or entered into between Seller and Purchaser (or by any of their respective officers, agents, or representatives) relating to the matters contemplated herein. Except as described in Section 8.3 hereof, no other person or entity shall be a third party beneficiary of this Agreement.

     Section 8.5 Confidentiality.

     (a) Each party hereto agrees to the following confidentiality terms (with it being understood that, for purposes of this Section 8.5, the "Recipient" shall mean the Person to whom any Confidential Information is provided, the "Provider" means the Person who provides such Confidential Information to the Recipient, and "Confidential Information" (as further defined below) means the Confidential Information of the Provider):

         (i) The Recipient will receive, maintain and hold the Confidential Information in confidence and will use at least the same level of care in safeguarding the Confidential Information that it uses with respect to other confidential information in its possession but in no event less than reasonable care under the circumstances;

         (ii) The Recipient agrees to take all steps reasonably necessary and appropriate to ensure that its employees or other persons to whom disclosure is authorized hereunder treat the Confidential Information as confidential and to ensure that such employees or other persons to whom disclosure is authorized hereunder act in accordance with and abide by the terms of this Section 8.5 regarding the Confidential Information;

         (iii) The Recipient will use the Confidential Information solely for purposes of the Program and matters reasonably related thereto and may disclose Confidential Information to the Underwriter; and

         (iv) The Recipient will not disclose, reproduce, distribute, transmit, reverse engineer, decompile, disassemble or transfer, directly or indirectly, the Confidential Information, except as authorized in this Section 8.5, as otherwise authorized in writing by the Provider in conjunction with the Program, or unless otherwise agreed by the Provider.

     (b) The Recipient agrees that it shall not (without the prior written consent of the Provider) disclose to any third party, except (i) its affiliates, officers, employees and legal counsel on a confidential basis, (ii) as required by law, regulation or other applicable judicial or governmental order, (iii) on a limited basis as is reasonably necessary to prepare any claim or defense arising from or in connection with the Program or the Program Documents, or (iv) as expressly contemplated in the Program Documents: (A) the Confidential Information or (B) the fact that Confidential Information with respect to the Program has been disclosed or made available.

     (c) As used herein, "Confidential Information" means all information disclosed or provided by the Provider to the Recipient or its agents or representatives in connection with the Program and all information regarding the Provider's business, assets, affiliates, and customers, so long as such information is marked confidential or otherwise of a type considered confidential in the ordinary course of business, but does not include information that: (i) is generally available to the public, (ii) hereafter, through no breach of this Section 8.5 by the Recipient or its agents or representatives, becomes generally available to the public, (iii) corresponds in substance to information furnished to the Recipient hereafter on a non-confidential basis by any third party having a legal right to do so, or (iv) was developed by, or for, the Recipient independently of any disclosure or use of the Confidential Information.

     (d) At any time upon the written request of the Provider, the Confidential Information, including all copies and embodiments thereof (including all copies and/or any other form or reproduction and/or description thereof made by the Recipient), in the possession of the Recipient, shall, at Recipient's option, be promptly returned to the Provider or promptly destroyed, except that the portion of the Confidential Information that may be found in analyses, compilations, studies or other documents prepared by the Recipient or its agents, attorneys or employees, oral or electronic Confidential Information, and any Confidential Information not so requested and returned will be held by the Recipient and kept subject to the terms of this Section 8.5 or destroyed to the extent practicable and permitted by law. Whether the Confidential Information or other embodiments of the Confidential Information is to be returned or destroyed pursuant to this paragraph, such return or destruction shall, upon written request of the Provider, be certified in writing by an authorized officer of the Recipient. The return or destruction of the Confidential Information or other embodiments of the Confidential Information shall not relieve the Recipient of its confidentiality obligations contained in this Section 8.5.

     (e) The Recipient acknowledges that the disclosure or unauthorized use of all or any part of the Confidential Information disclosed could result in irreparable harm to the Provider, for which there may be no adequate remedy at law. In the event of an unauthorized disclosure of the Confidential Information by the Recipient, or other unauthorized use thereof, the Provider shall be entitled to seek equitable relief, including an injunction to restrain the unauthorized disclosure or unauthorized use and to prevent further breach of this Section 8.5. The foregoing remedy of injunctive relief shall not be the sole and exclusive remedy available to the Provider, and the Provider shall be entitled to damages occasioned by the unauthorized disclosure or use to the extent determined by law.

     (f) Neither this Section 8.5 nor any disclosure made hereunder by the Provider shall be deemed, by implication or otherwise, to vest in the Recipient any license or other ownership rights to or under any of the Confidential
Information, patents, copyrights, trademark rights, intellectual property, know-how or trade secrets, or any other proprietary rights whatsoever.

     (g) The confidentiality provisions set forth in this Section 8.5 shall (i) survive the Program Termination Date and (ii) terminate upon the earliest to occur of five (5) years after the Program Termination Date or such other date mutually agreed upon by the parties hereto.

     Section 8.6 Amendments and Waivers. This Agreement may be amended, modified, superseded, or canceled, and any of the terms, representations, warranties or covenants hereof may be waived, only by written instrument executed by each of the parties or, in the case of a waiver, by the party waiving compliance, and, in any event with the prior written consent of Lender and, to the extent such amendment, modification, superseding agreement, or cancellation relates to the Policy or the administration thereof, or the satisfaction of any requirements or conditions contained in the Policy, Underwriter. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition or of any breach of any term, representation, warranty or covenant under this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any other condition or of any breach of any such condition of breach or waiver of any other condition or of any breach of any other term, representation, warranty or covenant under this Agreement.

     Section 8.7 Expenses. Seller and Purchaser shall each bear their respective legal, accounting, and other costs in connection with the transactions herein and in the other Program Documents.

     Section 8.8 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts (and by each of the parties on separate signature pages), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 8.9 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Laws).

     Section 8.10 Severability. If any provision of this Agreement or portion thereof is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, such provision shall be ineffective only to the extent invalid, illegal, void or unenforceable, and the remainder of such provision and all other provisions of this Agreement shall nevertheless remain in full force and effect.

     Section 8.11 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS
AGREEMENT OR ANY OTHER PROGRAM DOCUMENT; (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE COURTS OF THE STATE OF NEW YORK AND THE SOUTHERN DISTRICT OF NEW YORK FOR THE ENFORCEMENT OF THIS AGREEMENT AND THE OTHER PROGRAM DOCUMENTS; (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE AND DISTRICT DESCRIBED ABOVE FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT OR THE OTHER PROGRAM DOCUMENTS; AND (D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN SECTION 8.2. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT ANY PARTY FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ANY OTHER PARTY PERSONALLY, AND AGAINST ANY ASSETS OF SUCH OTHER PARTY, WITHIN ANY OTHER STATE OR JURISDICTION.

                      [Signatures on following page]

     IN WITNESS WHEREOF, each of Seller and Purchaser have caused this Receivables Purchase Agreement to be duly executed as of the date first above written.

                                         PURCHASER:

                                         CONEXANT USA, LLC


                                         By:  /s/ Kerry K. Petry
                                             -----------------------------------
                                              Name: Kerry K. Petry
                                              Title: Vice President and Treasuer


                                         SELLER:

                                         CONEXANT SYSTEMS, INC.


                                         By: /s/ J. Scott Blouin
                                            ------------------------------------
                                             Name: J. Scott Blouin
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                    EXHIBIT A TO PURCHASE AGREEMENT

                              BILL OF SALE

                Settlement Date: _______________________

THIS BILL OF SALE is made as of the date above written by Conexant Systems, Inc., a corporation organized under the laws of the State of Delaware ("Seller"), and is delivered pursuant to that certain Receivables Purchase Agreement dated as of November 29, 2005, by and among Seller and Conexant USA, LLC (the "Purchase Agreement"). Unless otherwise defined herein, capitalized terms used in this Bill of Sale have the meanings given such terms in the Purchase Agreement and that certain Credit and Security Agreement dated as of November 29, 2005, by and between Wachovia Bank, National Association, and Purchaser (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement").

By these presents, and for good and valuable consideration, the receipt of which is hereby acknowledged, Seller hereby does sell, convey, transfer, assign, and set over unto Purchaser all of Seller's right, title, and interest in and to those of Seller's Accounts Receivable shown on Exhibit A, attached hereto and made a part hereof, and all of their respective Related Rights and Property (each, a "Purchased Receivable" and, collectively, the "Purchased Receivables"), the sale, conveyance, transfer, assignment, and setting over hereunder being made under and subject to the Purchase Agreement. Seller hereby represents and warrants to Purchaser, that:

     (a)  Seller  (i) is the  true,  lawful,  and sole  owner  of the  Purchased
Receivables; (ii) has good, absolute, and marketable title to the Purchased Receivables free of all Liens other than Permitted Encumbrances; and (iii) has the right to sell, convey, transfer, assign, and set over unto Purchaser each of the Purchased Receivables without restriction;

     (b) Each Purchased Receivable qualifies as an "Eligible Receivable" in every respect, in accordance with the definition of "Eligible Receivable" as set forth in the Credit Agreement; and

     (c) Each of the representations and warranties made by Seller in the Purchase Agreement are true and correct in all material respects on this date, as if made on this date, and Seller is in material compliance with all the terms, conditions, and covenants set forth in the Purchase Agreement.

IN WITNESS WHEREOF, Seller has caused its duly authorized Senior Officer to execute this Bill of Sale as of the date first above written.

                                 Conexant Systems, Inc., a Delaware corporation


                                 By: _________________________________

                                 Title:_______________________________

                        EXHIBIT A TO BILL OF SALE

         [Attach list of those of Seller's Accounts Receivables which are being purchased by Purchaser on this Settlement Date]